EXHIBIT 32.2

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Edson J. Rood, Chief Financial Officer of BioLase Technology, Inc. (the “Company”), hereby certify that to my knowledge:

(1)	This amended quarterly report on Form 10-Q/A for the quarter ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 16, 2003	/s/ EDSON J. ROOD
Edson J. Rood
Chief Financial Officer

* This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.